VALASSIS

News Release

Valassis Announces it will Release Fourth Quarter 2006 Results on Feb. 7

Provides Update on Integration Planning Efforts

Livonia, Mich. Jan. 29, 2007: Valassis (NYSE: VCI), the leading company in marketing services and Connective Media™, announced today that in anticipation of its pending acquisition of ADVO, Inc. (NYSE: AD), it will release its fourth-quarter 2006 results on Wednesday, Feb. 7, 2007, prior to market open. Valassis management will host an investor call at 11 a.m. (EST) on that date and expects to provide guidance on the combined company during that time. The company also expects to file its 2006 Form 10-K with the Securities and Exchange Commission on or about Feb. 12.

Valassis management is actively working on integration planning to ensure a smooth transition upon the close of the ADVO transaction. Management noted they are pleased with the integration planning progress as well as the cooperation from ADVO management since the settlement of the litigation.

"The integration planning process has further strengthened our belief in the strategic rationale of this acquisition," said Alan F. Schultz, Valassis Chairman, President and CEO. "We clearly see a path to provide optimized media planning for our customers. The combined company will be positioned for growth and will create a competitive advantage in the marketplace."

The ADVO transaction is subject to certain closing conditions, including the approval of ADVO's shareholders. The company anticipates the transaction to close in the first half of March 2007.

Safe Harbor and Forward-Looking Statements

Certain statements found in this document constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks and uncertainties and other factors which may cause the actual results, performance or achievements of Valassis to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Such factors include, among others, the following: price competition from Valassis' existing competitors; new competitors in any of Valassis' businesses; a shift in customer preference for different promotional materials, strategies or coupon delivery methods; an unforeseen increase in Valassis' paper costs; economic disruptions caused by terrorist activity, armed conflict or changes in general economic conditions; changes which affect the businesses of Valassis' customers and lead to reduced sales promotion spending; risks associated with the availability, timing and cost of financing Valassis' proposed acquisition of ADVO, Inc., which may affect the timing of the closing of the acquisition; the failure of ADVO's shareholders to approve Valassis' proposed acquisition of ADVO; and the challenges and costs of achieving synergies in connection with the proposed ADVO acquisition and integrating ADVO's operations. Valassis disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

About Valassis

Valassis offers a wide range of marketing services to consumer packaged goods manufacturers, retailers, technology companies and other customers with operations in the United States, Europe, Mexico and Canada. Valassis' products and services portfolio includes: newspaper-delivered promotions and advertisements such as inserts, sampling, polybags and on-page advertisements; direct-to-door advertising and sampling; direct mail; Internet-delivered marketing; loyalty marketing software; coupon and promotion clearing; and promotion planning and analytic services. Valassis has been listed as one of FORTUNE magazine's "Best Companies to Work For" for nine consecutive years. Valassis subsidiaries include Valassis Canada, Promotion Watch, Valassis Relationship Marketing Systems, LLC and NCH Marketing Services, Inc. For additional information, visit the company Web site at http://www.valassis.com.

Investor Relations Contact:

Sherry Lauderback

Director, Investor Relations

(734) 591-7374

lauderbacks@valassis.com

Media Contact:

Mary Broaddus

Manager, Corporate Communications

(734) 591-7375

broaddusm@valassis.com

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